UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2018

EQUITY LIFESTYLE PROPERTIES, INC.
(Exact name of registrant as specified in its charter)

Maryland	1-11718	36-3857664
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

Two North Riverside Plaza, Chicago, Illinois		60606
(Address of principal executive offices)		(Zip Code)

(312) 279-1400
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition

On October 22, 2018, Equity LifeStyle Properties, Inc. (referred to herein as “we,” “us,” and “our”) issued a news release announcing our results of operations for the three and nine months ended September 30, 2018.

The news release also contains detailed guidance assumptions on our projections for the year ending December 31, 2018 and preliminary projections for the year ending December 31, 2019. We project our Net income per Common Share (fully diluted) for the three months and the year ending December 31, 2018 to be between $0.54 and $0.60 and $2.37 and $2.43, respectively. We preliminarily project our Net income per Common Share (fully diluted) for the year ending December 31, 2019 to be between $2.55 and $2.65.

We also project our Funds from Operations (“FFO”) per Common Share (fully diluted) for the three months and year ending December 31, 2018 to be between $0.93 and $0.99 and $3.90 and $3.96, respectively. We project our Normalized Funds from Operations (“Normalized FFO”) per Common Share (fully diluted) for the three months and year ending December 31, 2018 to be between $0.94 and $1.00 and $3.85 and $3.91, respectively. We preliminarily project our FFO and Normalized FFO per Common Share (fully diluted) for the year ending December 31, 2019 to be between $4.07 and $4.17, respectively.

The projected 2018 and 2019 per Common Share amounts represent a range of possible outcomes and the mid-point of each range reflects management’s best estimate of the most likely outcome. Actual results could vary materially from these amounts if any of our assumptions is incorrect. The news release is furnished as Exhibit 99.1 to this report on Form 8-K. The news release was also posted on our website, www.equitylifestyleproperties.com, on October 22, 2018.

Item 7.01 Regulation FD Disclosure

Our annualized dividend for 2018 is $2.20 per Common Share. At the next quarterly Board of Directors meeting, our management intends to recommend that we increase our annual dividend by $0.25 per Common Share for 2019 for a total dividend of $2.45 per Common Share. Our Board of Directors has the sole discretion to approve an increase of the dividend and therefore there can be no assurance that this increase will be approved.

In accordance with General Instruction B.2. of Form 8-K, the information included in Items 2.02, 7.01 and 9.01 of this Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any registration statement filed by Equity Lifestyle Properties, Inc. under the Securities Act of 1933, as amended.

This report includes certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. When used, words such as “anticipate,” “expect,” “believe,” “project,” “intend,” “may be” and “will be” and similar words or phrases, or the negative thereof, unless the context requires otherwise, are intended to identify forward-looking statements and may include, without limitation, information regarding our expectations, goals or intentions regarding the future, and the expected effect of our acquisitions. These forward-looking statements are subject to numerous assumptions, risks and uncertainties, including, but not limited to:

•
our ability to control costs and real estate market conditions, our ability to retain customers, the actual use of sites by customers and our success in acquiring new customers at our properties (including those that we may acquire);

•	our ability to maintain historical or increase future rental rates and occupancy with respect to properties currently owned or that we may acquire;

•	our ability to retain and attract customers renewing, upgrading and entering right-to-use contracts;

•	our assumptions about rental and home sales markets;

•	our assumptions and guidance concerning 2018 and 2019, including estimated net income, FFO and Normalized FFO;

•	our ability to manage counterparty risk;

•	our ability to renew our insurance policies at existing rates and on consistent terms;

•
in the age-qualified properties, home sales results could be impacted by the ability of potential homebuyers to sell their existing residences as well as by financial, credit and capital markets volatility;

•
results from home sales and occupancy will continue to be impacted by local economic conditions, lack of affordable manufactured home financing and competition from alternative housing options including site-built single-family housing;

•	impact of government intervention to stabilize site-built single-family housing and not manufactured housing;

•	effective integration of recent acquisitions and our estimates regarding the future performance of recent acquisitions;

•	the completion of future transactions in their entirety, if any, and timing and effective integration with respect thereto;

•	unanticipated costs or unforeseen liabilities associated with recent acquisitions;

•	ability to obtain financing or refinance existing debt on favorable terms or at all;

•	the effect of interest rates;

•	the dilutive effects of issuing additional securities;

•	the effect of changes in accounting for Leases set forth under the Codification Topic "Leases";

•	the outcome of pending or future lawsuits or actions brought against us, including those disclosed in our filings with the Securities and Exchange Commission; and

•	other risks indicated from time to time in our filings with the Securities and Exchange Commission.

For further information on these and other factors that could impact us and the statements contained herein, refer to our filings with the Securities and Exchange Commission, including “Risk Factors” in our most recent Annual Report on Form 10-K and subsequent quarterly reports.

These forward-looking statements are based on management's present expectations and beliefs about future events. As with any projection or forecast, these statements are inherently susceptible to uncertainty and changes in circumstances. We are under no obligation to, and expressly disclaim any obligation to, update or alter our forward-looking statements whether as a result of such changes, new information, subsequent events or otherwise.
We are a fully integrated owner and operator of lifestyle-oriented properties and own or have an interest in 411 quality properties in 32 states and British Columbia consisting of 153,847 sites. We are a self-administered, self-managed, real estate investment trust with headquarters in Chicago.

Item 9.01    Financial Statements and Exhibits

(d) Exhibits

The information contained in the attached exhibit is unaudited and should be read in conjunction with the Registrant's annual and quarterly reports filed with the Securities and Exchange Commission.

99.1 Equity LifeStyle Properties, Inc. press release dated October 22, 2018, “ELS Reports Third Quarter Results”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.
EQUITY LIFESTYLE PROPERTIES, INC.

By: /s/ Paul Seavey
Paul Seavey
Executive Vice President, Chief Financial Officer and Treasurer

Date: October 23, 2018